Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omnialuo, Inc. on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of OmniaLuo, Inc. hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OmniaLuo, Inc.

By:	/s/ Zheng Luo
Zheng Luo
Chief Executive Officer (Principal Executive Officer)

By:	/s/ David Wang
David Wang
Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to OmniaLuo, Inc. and will be retained by OmniaLuo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

March 31, 2010